UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: July 27, 2026

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1099 Alakea Street, Suite 2200, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
  Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 1.01 Entry into a Material Definitive Agreement.
On July 27, 2026, Hawaiian Electric Company, Inc. (Hawaiian Electric) and Kalaeloa Partners L.P. (Kalaeloa), entered into a Power Purchase Agreement for Firm Capacity Renewable Dispatchable Generation (New PPA). The New PPA will govern the purchase and sale of electric energy between Kalaeloa and Hawaiian Electric following the termination of the Amended and Restated Power Purchase Agreement for Firm Renewable Dispatchable Capacity and Energy dated October 2021 (Amended and Restated PPA), which is expected to occur in early 2033. Kalaeloa owns its LSFO-fired combined-cycle electrical cogeneration facility pursuant to the Amended and Restated PPA and under the New PPA, seeks to repower the firm capacity facility to allow fuel flexibility and provide the capability to produce electrical energy that qualifies as renewable energy under the Hawaii Renewable Portfolio Standards Law.1
The New PPA provides for 208 megawatts (MW) of firm capacity for a term of 30 years following the commercial operation date. The fixed capacity charge is reduced to $93/kilowatt (kW) per year for the full 208 MW, compared to $100/kW per year for the full 208 MW under the Amended and Restated PPA. In addition, the pricing and structure for operations and maintenance charges under the Amended and Restated PPA were updated in the New PPA with a variable operations and maintenance charge of $0.004/kilowatt-hour (kWh) (in 2023 dollars), escalating with the gross domestic product implicit price deflator (GDPIPD); a fixed operations and maintenance charge of $96/kW per year (in 2023 dollars), escalating with GDPIPD, for 208 MW; and an overhaul component charge of $300/hour (in 2023 dollars) for each hour that each combustion turbine generation unit is operated, plus the number of times that each combustion turbine starts multiplied by 20 during the calendar month, escalating with GDPIPD.
Similar to the Amended and Restated PPA, the New PPA includes provisions that (i) include performance standards to encourage reliability of the facility, (ii) require Kalaeloa to provide operating period security, (iii) require Kalaeloa to conduct certain community engagement and outreach activities, and (iv) require Kalaeloa to implement cybersecurity policies and standards.
Subject to limited exceptions, the effectiveness of the New PPA is subject to the satisfaction of certain conditions, including the issuance by the Public Utilities Commission of the State of Hawaii (PUC) of an order approving the New PPA that is acceptable to Hawaiian Electric. Upon satisfaction of all such conditions, the New PPA will become effective. Prior to that time, the New PPA may be declared null and void by (A) either party if (i) PUC approval is not received, under certain conditions, within 12 months of submittal of the application for approval to the PUC, (ii) non-appealable PUC approval is not received, under certain conditions, within 24 months in the event of an appeal, or (iii) the request for PUC approval is denied; or (B) Hawaiian Electric if Kalaeloa breaches any of its representations, warranties or covenants, and such breach, in Hawaiian Electric’s reasonable judgment, either has a material adverse effect on Kalaeloa’s ability to perform under the New PPA or materially increases Hawaiian Electric’s operational, financial or reputational risk associated with the New PPA.
The foregoing description of the New PPA is a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the New PPA, which will be filed as an exhibit to the registrant’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.
HEI and Hawaiian Electric intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI’s website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s and Hawaiian Electric’s press releases, HEI’s, Hawaiian Electric’s Securities and Exchange Commission (SEC) filings and HEI’s public conference calls and webcasts. The
1 Hawaii Revised Statutes Sections 269-91 through 269-95.

information on HEI’s website is not incorporated by reference in this document or in HEI’s and Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric’s other SEC filings.
FORWARD-LOOKING STATEMENTS
This report may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this report should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s and Hawaiian Electric’s Annual Report on Form 10-K for the year ended December 31, 2025 and HEI’s and Hawaiian Electric’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Paul K. Ito	/s/ Paul K. Ito
Paul K. Ito	Paul K. Ito
Senior Vice President and	Senior Vice President,
Chief Financial Officer	Chief Financial Officer and Treasurer

Date: July 31, 2026	Date: July 31, 2026

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